Sirius International Insurance Group, Ltd.
Investor Financial Supplement
March 31, 2020
(Unaudited)
This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Sirius International Insurance Group, Ltd., including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020.

Sirius International Insurance Group, Ltd.
Basis of Presentation and Cautionary Statements
BASIS OF PRESENTATION AND NON-GAAP FINANCIAL MEASURES:
Sirius International Insurance Group, Ltd. (the “Company”) is a Bermuda exempted company whose principal businesses are conducted through its wholly-owned insurance and reinsurance subsidiaries and other affiliates (collectively with the Company, “Sirius Group”, “we,” “our” and “us”). Sirius Group provides multi-line insurance and reinsurance on a worldwide basis.
We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting Sirius Group’s results, management has included and discussed non-GAAP financial measures: Operating (loss) income attributable to common shareholders, Adjusted book value, Adjusted book value per share, Adjusted tangible book value, and Adjusted tangible book value per share. The Company believes that these non-GAAP financial measures, which may be defined and calculated differently by other companies, better explain and enhance the understanding of the Company’s results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles in the United States of America (‘‘GAAP’’).  A reconciliation of Operating (loss) income attributable to common shareholders, Adjusted book value, Adjusted book value per share, Adjusted tangible book value and Adjusted tangible book value per share to the most comparable GAAP measures is included in the attached financial information in accordance with Regulation G.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
This financial supplement may contain forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995, including statements about the ongoing strategic review and sales process and estimated ultimate COVID-19 losses. You can identify forward-looking statements by the use of forward-looking terminology such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “target,” “continue,” “could,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “should,” “would,” “seeks,” “likely,” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations of the management of Sirius Group and speak only as of the date of this document. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following:

•	the continued impact of the COVID-19 pandemic on Sirius Group’s business, operations and its loss reserve estimates;

•	the uncertainty as to the estimate of ultimate industry loss claims;

•	the effect of judicial, legislative and regulatory actions to address and contain the impact of COVID-19;

•	the general economic conditions and market conditions in the markets in which Sirius Group operates;

•	Sirius Group's exposure to unpredictable catastrophic and casualty events and unexpected accumulations of attritional losses;

•	increased competition from existing insurers and reinsurers and from alternative capital providers, such as insurance-linked funds and collateralized special purpose insurers;

•	decreased demand for Sirius Group's insurance or reinsurance products, consolidation and cyclical changes in the insurance and reinsurance industry;

•
the inherent uncertainty of estimating loss and loss adjustment expenses reserves, including asbestos and environmental reserves, and the possibility that such reserves may be inadequate to cover Sirius Group's ultimate liability for losses;

•	a decline in or withdrawal of Sirius Group’s operating subsidiaries' ratings with rating agencies;

•
the exposure of Sirius Group's investments to interest rate, credit, equity risks and market volatility, which may limit Sirius Group's net income and may affect the adequacy of its capital and liquidity;

•	losses related to cyber-attacks on Sirius Group's information technology systems;

•
the impact of various risks associated with transacting business in foreign countries, including foreign currency exchange-rate risk and political risks on investments in, and revenues from, Sirius Group's operations outside the U.S.;

•	the possibility that Sirius Group may become subject to additional onerous governmental or regulatory requirements or fail to comply with applicable regulatory and solvency requirements;

•
Sirius Group's significant deferred tax assets may become materially impaired as a result of insufficient taxable income or a reduction in applicable corporate tax rates or other change in applicable tax law;

•	a decrease in the fair value of Global A&H and/or Sirius Group’s intangible assets may result in future impairments;

•	the limited liquidity and trading of the Company’s securities;

•
CMIG International Holding Pte. Ltd.’s status as a majority shareholder, including its affiliates' liquidity issues, and actions taken by CMIG International Holding Pte. Ltd. or any other parties in interest in connection with such liquidity issues including ownership changes;

•	Sirius Group’s status as a publicly traded company, foreign private issuer and controlled company;

•	the consequences of the written resolution of Sirius Group's majority shareholder which may prohibit the Board of Sirius Group from issuing any form of equity without shareholder approval;

•
the impact of lawsuits initiated by minority shareholders, including lawsuits claiming that they are being unfairly oppressed by Sirius Group's majority shareholder or lawsuits claiming a right of redemption of the Series B preference shares; and

•	other risks identified in Sirius Group’s Annual Report on Form 10-K for the year ended December 31, 2019 and other filings with the U.S. Securities and Exchange Commission.

Should one or more of these risks or uncertainties materialize, or should any of the assumptions made by the management of Sirius Group prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Except as required by applicable law or regulation, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other circumstances after the date of this financial supplement.

Sirius International Insurance Group, Ltd.
Key Performance Indicators

(Expressed in millions of U.S. dollars, except share and per share information)	Three months ended March 31,
Key Underwriting Metrics:	2020	2019
Underwriting (loss) income (1)
Combined ratio (2)	($105.1)	$29.4
	124.2%	90.6%
Key Investment Return Metrics:
Net investment income	$13.5	$20.1
Total return on investments:
U.S. dollars	(2.6)%	1.9%
Local currencies	(1.8)%	2.0%

Selected Financial Data:
Net (loss) income attributable to common shareholders	($98.1)	$95.3
Operating (loss) income attributable to common shareholders (3)	($100.3)	$18.9
Return on equity (4)	(6.0)%	5.6%
Book value per common share	$12.78	$15.38
Change in book value per common share	(10.2)%	3.9%

(1)
Underwriting (loss) income is calculated as net earned insurance and reinsurance premiums less loss and loss adjustment expenses, insurance and reinsurance acquisition expenses, and other underwriting expenses.

(2)	The combined ratio is calculated by combining the loss ratio, the acquisition expense ratio, and the other underwriting expense ratio.

(3)
Operating (loss) income attributable to common shareholders is a non-GAAP financial measure. See the accompanying Reconciliation of Non-GAAP Financial Measures for an explanation and calculation of Operating (loss) income attributable to common shareholders.

(4)	Return on equity is calculated by dividing Net (loss) income attributable to Sirius Group's common shareholders for the period by beginning common shareholders’ equity.

Sirius International Insurance Group, Ltd.
Consolidated Statements of (Loss) Income
For the three months and three months ended March 31, 2020 and 2019

	Three months ended March 31,
(Expressed in millions of U.S. dollars)	2020	2019
Revenues
Net earned insurance and reinsurance premiums	$434.7	$311.9
Net investment income	13.5	20.1
Net realized investment gains	20.3	9.0
Net unrealized investment (losses) gains	(43.8)	74.0
Net foreign exchange gains	18.5	5.1
Other revenue	4.3	19.6
Total revenues	447.5	439.7
Expenses
Loss and loss adjustment expenses	427.1	183.9
Insurance and reinsurance acquisition expenses	74.7	63.3
Other underwriting expenses	38.0	35.3
General and administrative expenses	32.1	24.4
Intangible asset amortization expenses	3.9	3.9
Interest expense on debt	7.8	7.6
Total expenses	583.6	318.4
Pre-tax (loss) income	(136.1)	121.3
Income tax benefit (expense)	14.8	(17.2)
Net (loss) income	(121.3)	104.1
Less: Income attributable to non-controlling interests	(0.2)	(0.4)
Net (loss) income attributable to Sirius Group	(121.5)	103.7
Less: Change in carrying value of Series B preference shares	23.4	(8.4)
Net (loss) income attributable to Sirius Group's common shareholders	($98.1)	$95.3

Sirius International Insurance Group, Ltd.
Consolidated Statements of Comprehensive (Loss) Income
For the Three Months Ended March 31, 2020 and 2019

	Three months ended March 31,
(Expressed in millions of U.S. dollars)	2020	2019
Comprehensive (loss) income
Net (loss) income	($121.3)	$104.1
Other comprehensive (loss)
Change in foreign currency translation, net of tax	(63.4)	(27.8)
Total other comprehensive (loss)	(63.4)	(27.8)
Comprehensive (loss) income	(184.7)	76.3
Income attributable to non-controlling interests	(0.2)	(0.4)
Comprehensive (loss) income attributable to Sirius Group	($184.9)	$75.9

Sirius International Insurance Group, Ltd.
Consolidated Balance Sheets

(Expressed in millions of U.S. dollars)	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Assets
Fixed maturity investments, trading at fair value	$1,732.1	$1,681.0	$1,771.4	$1,815.7	$1,846.4
Short-term investments, at fair value	1,041.8	1,085.2	989.3	882.9	833.6
Equity securities, trading at fair value	366.6	405.2	384.3	387.8	394.4
Other long-term investments, at fair value	355.5	346.8	368.4	379.9	389.7
Cash	140.5	136.3	145.8	116.8	116.0
Restricted cash	15.3	14.3	14.0	13.7	13.0
Total investments and cash	3,651.8	3,668.8	3,673.2	3,596.8	3,593.1
Accrued investment income	10.9	11.2	11.5	13.3	12.7
Insurance and reinsurance premiums receivable	964.2	730.1	842.6	861.3	818.7
Reinsurance recoverable on unpaid losses	444.2	410.3	392.9	357.4	349.3
Reinsurance recoverable on paid losses	85.7	73.9	55.2	69.8	50.5
Funds held by ceding companies	260.5	293.9	236.8	237.6	202.8
Ceded unearned insurance and reinsurance premiums	245.5	162.0	173.8	188.1	200.5
Deferred acquisition costs	168.2	148.2	155.2	158.8	152.6
Deferred tax asset	171.0	166.7	162.8	174.4	171.6
Accounts receivable on unsettled investment sales	35.2	6.7	12.9	2.0	1.7
Goodwill	400.8	400.8	400.4	400.6	400.7
Intangible assets	175.9	179.8	183.8	187.7	191.7
Other assets	143.7	161.4	164.0	171.4	161.1
Total assets	$6,757.6	$6,413.8	$6,465.1	$6,419.2	$6,307.0
Liabilities
Loss and loss adjustment expense reserves	$2,519.6	$2,331.5	$2,186.4	$2,023.3	$1,976.3
Unearned insurance and reinsurance premiums	979.2	708.0	807.7	879.5	860.5
Ceded reinsurance payable	332.8	244.7	250.4	256.9	231.3
Funds held under reinsurance treaties	148.0	169.1	135.9	126.6	123.4
Deferred tax liability	183.5	205.9	208.6	229.7	230.6
Debt	664.8	685.2	670.3	685.9	686.1
Accounts payable on unsettled investment purchases	53.0	2.3	34.7	2.6	9.9
Other liabilities	200.4	201.3	189.1	186.3	173.1
Total liabilities	5,081.3	4,548.0	4,483.1	4,390.8	4,291.2
Mezzanine equity
Series B preference shares	199.6	223.0	236.0	241.3	240.6

Common shareholders' equity
Common shares	1.2	1.2	1.2	1.2	1.2
Additional paid-in surplus	1,100.1	1,098.2	1,097.0	1,093.5	1,090.2
Retained earnings	673.7	778.5	915.8	918.5	911.8
Accumulated other comprehensive (loss)	(300.9)	(237.5)	(271.4)	(229.1)	(230.2)
Total common shareholders' equity	1,474.1	1,640.4	1,742.6	1,784.1	1,773.0
Non-controlling interests	2.6	2.4	3.4	3.0	2.2
Total equity	1,476.7	1,642.8	1,746.0	1,787.1	1,775.2
Total liabilities, mezzanine equity, and equity	$6,757.6	$6,413.8	$6,465.1	$6,419.2	$6,307.0

Sirius International Insurance Group, Ltd.
Consolidated Statements of Shareholders’ Equity

	Year to date for the period ended,
(Expressed in millions of U.S. dollars)	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Common shares
Balance at beginning of period	$1.2	$1.2	$1.2	$1.2	$1.2
Balance at end of period	1.2	1.2	1.2	1.2	1.2
Additional paid-in surplus
Balance at beginning of period	1,098.2	1,089.1	1,089.1	1,089.1	1,089.1
Share compensation expense	1.9	9.1	7.9	4.5	1.2
Other, net	—	—	—	(0.1)	(0.1)
Balance at end of period	1,100.1	1,098.2	1,097.0	1,093.5	1,090.2
Retained earnings
Balance at beginning of period	778.5	816.6	816.6	816.6	816.6
Cumulative effect of an accounting change	(6.8)	—	—	—	—
Balance at beginning of period, as adjusted	771.7	816.6	816.6	816.6	816.6
Net income (loss)	(121.3)	(45.6)	104.7	112.3	104.1
Income attributable to non-controlling interest	(0.2)	(1.7)	(1.6)	(1.2)	(0.4)
Change in carrying value of Series B preference shares	23.4	9.2	(3.9)	(9.2)	(8.4)
Other, net	0.1	—	—	—	(0.1)
Balance at end of period	673.7	778.5	915.8	918.5	911.8
Accumulated other comprehensive (loss)
Balance at beginning of period	(237.5)	(202.4)	(202.4)	(202.4)	(202.4)
Accumulated net foreign currency translation (losses)
Balance at beginning of period	(237.5)	(202.4)	(202.4)	(202.4)	(202.4)
Net change in foreign currency translation	(63.4)	(35.1)	(69.0)	(26.7)	(27.8)
Balance at end of period	(300.9)	(237.5)	(271.4)	(229.1)	(230.2)
Balance at the end of period	(300.9)	(237.5)	(271.4)	(229.1)	(230.2)
Total common shareholders' equity	1,474.1	1,640.4	1,742.6	1,784.1	1,773.0
Non-controlling interests	2.6	2.4	3.4	3.0	2.2
Total equity	$1,476.7	$1,642.8	$1,746.0	$1,787.1	$1,775.2

Sirius International Insurance Group, Ltd.
Consolidated Statements of (Loss) Income – Segment Results Format
For the Three and Three Months Ended March 31, 2020 and 2019

	Three months ended March 31,
(Expressed in millions of U.S. dollars)	2020	2019
Underwriting Results:
Gross written premiums	$817.6	$622.3
Net written premiums	$629.9	$484.8
Net earned insurance and reinsurance premiums	$434.7	$311.9
Loss and allocated loss adjustment expenses (“LAE”)	(414.1)	(174.5)
Insurance and reinsurance acquisition expenses	(74.7)	(63.3)
Technical (loss) profit	(54.1)	74.1
Unallocated LAE	(13.0)	(9.4)
Other underwriting expenses	(38.0)	(35.3)
Underwriting (loss) income	(105.1)	29.4
Service fee revenue	24.9	25.3
General and administrative expenses, MGU + Runoff & Other	(15.7)	(17.0)
Underwriting (loss) income, including net service fee income	(95.9)	37.7
Net investment income	13.5	20.1
Net realized investment gains	20.3	9.0
Net unrealized investment (losses) gains	(43.8)	74.0
Net foreign exchange gains (losses)	18.5	5.1
Other revenue	(20.6)	(5.7)
General and administrative expenses	(16.4)	(7.4)
Intangible asset amortization expenses	(3.9)	(3.9)
Interest expense on debt	(7.8)	(7.6)
Pre-tax (loss) income	(136.1)	121.3
Income tax benefit (expense)	14.8	(17.2)
Net (loss) income	(121.3)	104.1
Less: Income attributable to non-controlling interests	(0.2)	(0.4)
Net (loss) income attributable to Sirius Group	(121.5)	103.7
Less: Change in carrying value of Series B preference shares	23.4	(8.4)
Net (loss) income attributable to Sirius Group’s common shareholders	$(98.1)	$95.3

Sirius International Insurance Group, Ltd.
Consolidated Underwriting Results by Segment

	Three Months Ended March 31, 2020
(Expressed in millions of U.S. dollars)	Global Reinsurance	Global A&H	U.S. Specialty	Runoff & Other	Corporate Elimination	Total
Gross written premiums	$465.3	$262.1	$20.8	$69.4	$—	$817.6
Net written premiums	$345.4	$200.7	$15.2	$68.6	$—	$629.9
Net earned insurance and reinsurance premiums	$235.0	$117.9	$12.8	$69.0	$—	$434.7
Loss and allocated LAE	(257.2)	(80.3)	(7.7)	(68.9)	—	(414.1)
Insurance and reinsurance acquisition expenses	(50.9)	(30.8)	(3.0)	(0.4)	10.4	(74.7)
Technical (loss) profit	(73.1)	6.8	2.1	(0.3)	10.4	(54.1)
Unallocated LAE	(5.0)	(1.7)	(0.1)	(0.8)	(5.4)	(13.0)
Other underwriting expenses	(21.3)	(5.6)	(5.2)	(0.9)	(5.0)	(38.0)
Underwriting (loss) income	(99.4)	(0.5)	(3.2)	(2.0)	0.0	(105.1)
Service fee revenue	—	35.9	—	—	(11.0)	24.9
Managing general underwriter unallocated LAE	—	(6.0)	—	—	6.0	—
Managing general underwriter other underwriting expenses	—	(5.0)	—	—	5.0	—
General and administrative expenses, MGU + Runoff & Other	—	(14.2)	—	(1.5)	—	(15.7)
Underwriting (loss) income, including net service fee income	($99.4)	$10.2	($3.2)	($3.5)	$—	($95.9)

Underwriting ratios (1) (2)
Loss ratio	111.6%	69.6%	60.9%	NM	NM	98.3%
Acquisition expense ratio	21.7%	26.1%	23.4%	NM	NM	17.2%
Other underwriting expense ratio	9.1%	4.7%	40.6%	NM	NM	8.7%
Combined ratio	142.4%	100.4%	124.9%	NM	NM	124.2%
(1) Underwriting ratios are calculated by dividing the related expense by net earned insurance and reinsurance premiums.
(2) Ratios considered not meaningful (“NM”) to Runoff & Other and Corporate Eliminations.

Sirius International Insurance Group, Ltd.
Segment Data – Quarterly
Global Reinsurance

(Expressed in millions of U.S. dollars)	Q1 2020	Q4 2019	Q3 2019	Q2 2019	Q1 2019
Gross written premiums	$465.3	$230.4	$256.3	$317.1	$435.0
Net written premiums	345.4	182.7	202.6	266.7	335.9
Net earned insurance and reinsurance premiums	235.0	261.1	249.5	244.9	211.3
Loss and allocated LAE	(257.2)	(272.6)	(261.7)	(188.5)	(107.8)
Insurance and reinsurance acquisition expenses	(50.9)	(49.8)	(54.3)	(50.0)	(45.6)
Technical (loss) profit	(73.1)	(61.3)	(66.5)	6.4	57.9
Unallocated LAE	(5.0)	(3.2)	(8.4)	(4.7)	(4.0)
Other underwriting expenses	(21.3)	(20.5)	(20.8)	(21.6)	(21.6)
Underwriting (loss) income	($99.4)	($85.0)	($95.7)	($19.9)	$32.3

Underwriting ratios (1)
Loss ratio	111.6%	105.6%	108.3%	78.9%	52.9%
Acquisition expense ratio	21.7%	19.1%	21.8%	20.4%	21.6%
Other underwriting expense ratio	9.1%	7.9%	8.3%	8.8%	10.2%
Combined ratio	142.4%	132.6%	138.4%	108.1%	84.7%
(1) Underwriting ratios are calculated by dividing the related expense by net earned insurance and reinsurance premiums.

Sirius International Insurance Group, Ltd.
Segment Data – Quarterly
Global A&H

(Expressed in millions of U.S. dollars)	Q1 2020	Q4 2019	Q3 2019	Q2 2019	Q1 2019
Gross written premiums	$262.1	$133.9	$137.4	$152.8	$169.3
Net written premiums	200.7	98.0	104.6	120.6	134.9
Net earned insurance and reinsurance premiums	117.9	113.3	115.1	118.8	96.1
Loss and allocated LAE	(80.3)	(72.7)	(63.6)	(71.8)	(63.2)
Insurance and reinsurance acquisition expenses	(30.8)	(30.7)	(32.5)	(36.0)	(26.6)
Technical profit	6.8	9.9	19.0	11.0	6.3
Unallocated LAE	(1.7)	(1.9)	(2.0)	(2.0)	(1.5)
Other underwriting expenses	(5.6)	(4.9)	(6.8)	(5.9)	(6.1)
Underwriting (loss) income	(0.5)	3.1	10.2	3.1	(1.3)
Service fee revenue	35.9	26.6	31.0	30.3	36.3
MGU unallocated LAE	(6.0)	(3.6)	(4.3)	(5.3)	(4.1)
MGU other underwriting expenses	(5.0)	(2.3)	(3.7)	(4.8)	(2.7)
MGU General and administrative expenses	(14.2)	(20.6)	(15.1)	(15.0)	(16.2)
Underwriting income, including net service fee income	$10.2	$3.2	$18.1	$8.3	$12.0

Underwriting ratios (1)
Loss ratio	69.6%	65.8%	57.0%	62.1%	67.3%
Acquisition expense ratio	26.1%	27.1%	28.2%	30.3%	27.7%
Other underwriting expense ratio	4.7%	4.3%	5.9%	5.0%	6.3%
Combined ratio	100.4%	97.2%	91.1%	97.4%	101.3%
(1) Underwriting ratios are calculated by dividing the related expense by net earned insurance and reinsurance premiums.

Sirius International Insurance Group, Ltd.
Segment Data – Quarterly
U.S. Specialty

(Expressed in millions of U.S. dollars)	Q1 2020	Q4 2019	Q3 2019	Q2 2019	Q1 2019
Gross written premiums	$20.8	$15.8	$17.9	$16.0	$16.6
Net written premiums	15.2	12.1	14.3	14.1	13.6
Net earned insurance and reinsurance premiums	12.8	9.4	9.1	6.7	4.1
Loss and allocated LAE	(7.7)	(9.0)	(8.2)	(4.1)	(2.4)
Insurance and reinsurance acquisition expenses	(3.0)	(1.9)	(2.0)	(1.8)	(0.7)
Technical profit (loss)	2.1	(1.5)	(1.1)	0.8	1.0
Unallocated LAE	(0.1)	(0.2)	(0.1)	(0.1)	—
Other underwriting expenses	(5.2)	(3.0)	(2.7)	(2.1)	(2.8)
Underwriting (loss)	($3.2)	($4.7)	($3.9)	($1.4)	($1.8)

Underwriting ratios (1)
Loss ratio	60.9%	97.9%	91.2%	62.7%	58.5%
Acquisition expense ratio	23.4%	20.2%	22.0%	26.9%	17.1%
Other underwriting expense ratio	40.6%	31.9%	29.7%	31.3%	68.3%
Combined ratio	124.9%	150.0%	142.9%	120.9%	143.9%
(1) Underwriting ratios are calculated by dividing the related expense by net earned insurance and reinsurance premiums.

Sirius International Insurance Group, Ltd.
Segment Data – Quarterly
Runoff & Other

(Expressed in millions of U.S. dollars)	Q1 2020	Q4 2019	Q3 2019	Q2 2019	Q1 2019
Gross written premiums	$69.4	($0.5)	$2.1	$1.2	$1.4
Net written premiums	68.6	1.0	0.8	0.3	0.4
Net earned insurance and reinsurance premiums	69.0	1.0	0.5	0.3	0.4
Loss and allocated LAE	(68.9)	2.6	(0.9)	(2.4)	(1.1)
Insurance and reinsurance acquisition expenses	(0.4)	(0.3)	(0.1)	(1.8)	(0.7)
Technical (loss) profit	(0.3)	3.3	(0.5)	(3.9)	(1.4)
Unallocated LAE	(0.8)	(0.1)	(0.2)	(0.2)	(0.5)
Other underwriting expenses	(0.9)	(1.3)	(1.4)	(1.1)	(2.1)
Underwriting (loss) income	(2.0)	1.9	(2.1)	(5.2)	(4.0)
General and administrative expenses	(1.5)	(0.7)	(1.2)	(1.0)	(0.8)
Underwriting (loss) income	($3.5)	$1.2	($3.3)	($6.2)	($4.8)

Sirius International Insurance Group, Ltd.
Gross Written Premiums by Segment

	Three months ended
(Expressed in millions of U.S. dollars)	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Global Reinsurance
Property Catastrophe Excess Reinsurance	$169.7	$15.5	$42.3	$78.8	$165.3
Other Property	155.3	105.8	103.6	115.0	153.3
Casualty Reinsurance	64.8	44.3	63.5	45.4	50.7
Aviation & Space	23.8	40.3	20.4	17.1	17.3
Trade Credit	18.3	12.2	11.5	10.3	19.7
Marine & Energy	18.3	4.5	6.1	6.5	14.4
Agriculture Reinsurance	11.3	6.8	8.0	42.6	12.6
Contingency	3.8	1.0	0.9	1.4	1.7
Total	465.3	230.4	256.3	317.1	435.0

Global A&H	262.1	133.9	137.4	152.8	169.3

U.S. Specialty
Workers' Compensation	14.8	5.3	10.6	10.7	11.1
Environmental	5.1	7.4	4.8	3.9	4.4
Surety	0.9	3.1	2.5	1.4	1.1
Total	20.8	15.8	17.9	16.0	16.6

Runoff & Other	69.4	(0.5)	2.1	1.2	1.4

Total	$817.6	$379.6	$413.7	$487.1	$622.3

Sirius International Insurance Group, Ltd.
Net Earned Insurance and Reinsurance Premiums by Segment

	Three months ended
(Expressed in millions of U.S. dollars)	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Global Property
Other Property	$86.9	$90.1	$86.8	$90.5	$90.6
Casualty Reinsurance	54.3	48.7	50.8	45.5	36.0
Property Catastrophe Excess Reinsurance	47.4	65.6	49.4	51.9	44.1
Aviation & Space	19.3	20.3	18.0	14.3	14.6
Trade Credit	12.7	12.6	12.7	11.2	10.8
Marine & Energy	7.0	5.9	6.6	7.7	8.5
Agriculture Reinsurance	4.6	16.5	23.8	22.1	5.2
Contingency	2.8	1.4	1.4	1.3	1.6
Total	235.0	261.1	249.5	244.5	211.4

Global A&H	117.9	113.3	115.1	118.8	96.1

U.S. Specialty
Workers' Compensation	9.8	6.8	6.8	4.7	2.4
Surety	1.6	1.4	1.3	1.6	1.0
Environmental	1.4	1.2	1.0	0.8	0.6
Total	12.8	9.4	9.1	7.1	4.0

Runoff & Other	69.0	1.0	0.5	0.3	0.4

Total	$434.7	$384.8	$374.2	$370.7	$311.9

Sirius International Insurance Group, Ltd.
Net Investment Income

	Three months ended
(Expressed in millions of U.S. dollars)	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Fixed maturity investments	$10.3	$12.1	$12.8	$13.1	$14.1
Short-term investments	3.3	3.8	4.1	4.8	3.1
Equity securities	2.6	2.7	2.7	7.1	2.7
Other long-term investments	0.2	1.9	5.2	3.2	3.9
Total investment income	16.4	20.5	24.8	28.2	23.8
Investment expenses	(2.9)	(3.1)	(2.0)	(3.8)	(3.7)
Net investment income	$13.5	$17.4	$22.8	$24.4	$20.1

Sirius International Insurance Group, Ltd.
Investment Holdings – Cost to Fair Value Reconciliation

	March 31, 2020
(Expressed in millions of U.S. dollars)	Cost or amortized cost	Gross unrealized gains	Gross unrealized losses	Net foreign currency gains	Fair value	Percentage
Fixed Maturity Investments
Corporate debt securities	$424.5	$2.8	($5.0)	$22.0	$444.3	12.7%
Asset-backed securities	551.9	1.9	(30.1)	0.7	524.4	15.0%
Residential mortgage-backed securities	443.5	23.1	(1.2)	6.5	471.9	13.5%
U.S. government and government agency	119.9	6.8	(0.1)	1.6	128.2	3.7%
Commercial mortgage-backed securities	97.4	1.6	(5.0)	0.3	94.3	2.7%
Non-U.S. government and government agency	60.4	0.4	(0.4)	0.4	60.8	1.7%
Preferred stocks	5.8	0.9	(0.2)	—	6.5	0.2%
U.S. States, municipalities and political subdivision	1.6	—	—	0.1	1.7	0.0%
Total fixed maturity investments	1,705.0	37.5	(42.0)	31.6	1,732.1	49.5%
Equity securities
Investment grade fixed income mutual funds	207.9	0.0	(26.2)	10.4	192.1	5.5%
Common stocks	211.2	37.4	(71.9)	7.7	184.4	5.3%
Other (1)	(9.6)	0.0	(0.3)	—	(9.9)	(0.3)%
Total equity securities	409.5	37.4	(98.4)	18.1	366.6	10.5%
Total fixed maturity and equity securities	2,114.5	74.9	(140.4)	49.7	2,098.7	60.0%
Other long-term investments
Hedge funds and private equity funds	263.8	30.8	(24.9)	9.9	279.6	8.0%
Limited liability companies and private equity securities	59.4	19.5	(6.8)	3.8	75.9	2.2%
Total other long-term investments	323.2	50.3	(31.7)	13.7	355.5	10.2%
Short-term investments	1,032.7	1.2	(0.1)	8.0	1,041.8	29.8%
Total investments	$3,470.4	$126.4	($172.2)	$71.4	$3,496.0	100.0%

(1)Sirius Group engaged in short selling of certain equity securities for which settlement was pending as of March 31, 2020.

Sirius International Insurance Group, Ltd.
Investment Holdings – Quarterly
Investment Type

	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Cash and investment holdings
Fixed maturity investments
Corporate debt securities	12.2%	12.9%	14.9%	16.8%	17.4%
Asset-backed securities	14.4%	13.3%	13.8%	14.2%	13.3%
Residential mortgage-backed securities	12.9%	12.0%	10.7%	11.1%	11.9%
U.S. government and government agency	3.5%	3.0%	4.4%	4.4%	4.3%
Commercial mortgage-backed securities	2.6%	2.4%	2.8%	3.0%	3.2%
Non-U.S. government and government agency	1.7%	1.7%	1.0%	0.8%	1.1%
Preferred stocks	0.2%	0.4%	0.5%	0.1%	0.1%
U.S. States, municipalities and political subdivision	0.0%	0.1%	0.1%	0.1%	0.1%
Total fixed maturity investments	47.5%	45.8%	48.2%	50.5%	51.4%
Equity securities
Investment grade fixed income mutual funds	5.3%	4.8%	4.2%	4.2%	4.5%
Common stocks	5.0%	6.1%	6.3%	6.5%	6.4%
Other	-0.3%	0.1%	—	0.1%	0.1%
Total equity securities	10.0%	11.0%	10.5%	10.8%	11.0%
Total fixed maturity and equity securities	57.5%	56.8%	58.7%	61.3%	62.4%
Other long-term investments
Hedge funds and private equity funds	7.7%	7.4%	7.8%	8.1%	8.4%
Limited liability companies and private equity securities	2.1%	2.1%	2.2%	2.4%	2.4%
Total other long-term investments	9.8%	9.5%	10.0%	10.5%	10.8%
Short-term investments	28.5%	29.6%	26.9%	24.6%	23.2%
Total investments	95.8%	95.9%	95.6%	96.4%	96.4%
Cash and restricted cash	4.2%	4.1%	4.4%	3.6%	3.6%
Total cash and invested assets	100.0%	100.0%	100.0%	100.0%	100.0%

Sirius International Insurance Group, Ltd.
Investment Holdings – Quarterly
Credit Quality and Maturity Profile

	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Credit Quality of Fixed Maturities
AAA	34.0%	33.3%	32.4%	32.9%	31.1%
AA	45.4%	43.1%	41.8%	41.1%	43.3%
A	12.0%	13.0%	14.6%	15.3%	13.8%
BBB	5.1%	5.7%	6.8%	7.4%	8.4%
Other	3.5%	4.9%	4.4%	3.3%	3.4%
Total fixed maturity investments	100.0%	100.0%	100.0%	100.0%	100.0%

Maturity Profile of Fixed Maturities
Due in one year or less	6.5%	5.3%	9.2%	11.2%	13.6%
Due after one year through five years	25.8%	29.2%	29.0%	29.7%	30.7%
Due after five years through ten years	2.7%	2.7%	2.4%	2.9%	0.6%
Due after ten years	1.6%	1.5%	1.8%	0.0%	0.0%
Mortgage-backed and asset-backed securities	63.0%	60.3%	56.6%	56.1%	55.0%
Preferred stocks	0.4%	1.0%	1.0%	0.1%	0.1%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

Sirius International Insurance Group, Ltd.
Impact of Foreign Currency Translation

	Three months ended
(Expressed in millions of U.S. dollars)	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Net realized investment gains - foreign currency(1)	$11.1	$15.9	$14.0	$9.6	$10.9
Net unrealized investment gains (losses) - foreign currency(2)	52.7	(57.4)	33.9	(7.2)	25.0
Net realized and unrealized investment gains (losses) - foreign currency	63.8	(41.5)	47.9	2.4	35.9
Net foreign exchange gains (losses) - foreign currency translation gains (losses)(3)	12.0	(0.1)	9.0	0.9	4.1
Net foreign exchange gains (losses) - currency swaps(3)	6.0	(1.9)	3.7	1.4	1.0
Net foreign exchange gains (losses) - currency forwards(3)	0.5	0.4	(7.8)	(3.0)	—
Income tax (expense) benefit	(1.4)	0.8	(0.8)	1.1	(0.2)
Total foreign currency remeasurement gains (losses) recognized through net (loss) income, after tax	80.9	(42.3)	52.0	2.8	40.8
Change in foreign currency translation on investments recognized through other comprehensive (loss) income, after tax	(94.6)	66.0	(67.8)	(0.1)	(41.7)
Change in foreign currency translation on non-investment net liabilities recognized through other comprehensive (loss) income, after tax	31.2	(32.1)	25.5	1.2	13.9
Total foreign currency translation (losses) gains recognized through other comprehensive (loss) income, after tax	(63.4)	33.9	(42.3)	1.1	(27.8)
Total foreign currency gains (losses) recognized in comprehensive (loss) income, after tax	$17.5	($8.4)	$9.7	$3.9	$13.0
(1) Component of Net realized investment gains on the Consolidated Statements of (Loss) Income
(2) Component of Net unrealized investment (losses) gains on the Consolidated Statements of (Loss) Income
(3) Component of Net foreign exchange gains on the Consolidated Statements of (Loss) Income

Sirius International Insurance Group, Ltd.
Net Realized and Unrealized Investment (Losses) Gains

	Three months ended
(Expressed in millions of U.S. dollars)	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Gross realized gains	$42.0	$36.2	$22.1	$26.9	$14.1
Gross realized (losses)	(21.7)	(19.4)	(6.8)	(11.3)	(5.1)
Net realized gains (losses) on investments(1)	20.3	16.8	15.3	15.6	9.0
Net unrealized (losses) gains on investments(2)	(43.8)	(62.8)	53.9	15.5	74.0
Net realized and unrealized (losses) gains on investments	($23.5)	($46.0)	$69.2	$31.1	$83.0

(1)
Includes $11.1 million, $15.9 million, $14.0 million, $9.6 million and $10.9 million of realized gains due to foreign currency for the three months ended March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, respectively.

(2)
Includes $52.7 million, $(57.4) million, $33.9 million, $(7.2) million and $25.0 million of unrealized gains (losses) due to foreign currency for the three months ended March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, respectively.

Sirius International Insurance Group, Ltd.
Book Value Per Common Share, Adjusted Book Value Per Share and Adjusted Tangible Book Value Per Share

(Expressed in millions of U.S. dollars except share amounts)	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018

Total common shareholders’ equity (A)	$1,474.1	$1,640.4	$1,742.6	$1,784.1	$1,773.0	$1,704.5
Series B preference shares	199.6	223.0	236.0	241.3	240.6	232.2
Earned portion of future proceeds from stock option awards	6.3	4.9	3.4	1.9	0.5	—
Adjusted book value (1) numerator (B)	$1,680.0	$1,868.3	$1,982.0	$2,027.3	$2,014.1	$1,936.7
Goodwill	(400.8)	(400.8)	(400.4)	(400.6)	(400.7)	(400.6)
Intangible Assets	(175.9)	(179.8)	(183.8)	(187.7)	(191.6)	(195.6)
Net deferred tax liability on intangible assets	21.2	22.8	24.0	25.0	26.0	26.3
Adjusted tangible book value (1) numerator (C)	$1,124.5	$1,310.5	$1,421.8	$1,464.0	$1,447.8	$1,366.8

Denominator:
Common shares outstanding (D)	115,299,341	115,299,341	115,299,342	115,296,918	115,262,303	115,151,251
Series B preference shares outstanding	11,901,670	11,901,670	11,901,670	11,901,670	11,901,670	11,901,670
Earned share-based compensation awards, excluding stock options	785,297	629,716	648,551	374,912	95,541	—
Earned portion of Stock option awards issued	496,508	381,929	267,350	152,772	38,193	—
Adjusted shares outstanding (E)	128,482,816	128,212,656	128,116,913	127,726,272	127,297,707	127,052,921

Book value per common share (A)/(D)	$12.78	$14.23	$15.11	$15.47	$15.38	$14.80
Adjusted book value per share (1) (B)/(E)	$13.08	$14.57	$15.47	$15.87	$15.82	$15.24
Adjusted tangible book value per share (1) (C)/(E)	$8.75	$10.22	$11.10	$11.46	$11.37	$10.76

(1)
Adjusted book value, Adjusted book value per share and Adjusted tangible book value per share are non-GAAP financial measures. See the accompanying Reconciliation of Non-GAAP Financial Measures for an explanation and calculation of Adjusted book value, Adjusted book value per share, Adjusted tangible book value and Adjusted tangible book value per share. Outstanding warrants are excluded as they are anti-dilutive as of the respective reporting dates.

Sirius International Insurance Group, Ltd.
Basic and Diluted Earnings Per Share

	Three months ended,
(Expressed in millions of U.S. dollars except for share and per share amounts)	March 31, 2020	March 31, 2019
Numerator:
Net (loss) income	($121.3)	$104.1
Less: Income attributable to non-controlling interests	(0.2)	(0.4)
Adjustment of Series B preference carrying value	23.4	(8.4)
Net (loss) income available for dividends out of undistributed earnings	(98.1)	95.3
Less: Earnings attributable to Series B preference shares	—	(8.9)
Net (loss) income available to Sirius Group’s common shareholders	(98.1)	86.4
Adjustment of Series B preference carrying value	(23.4)	8.4
Net (loss) income available to Sirius Group’s common shareholders on a fully diluted basis	($121.5)	$94.8

Denominator:
Weighted average shares outstanding for basic earnings per share	115,262,302	115,182,331
Weighted average shares outstanding for diluted earnings per share	127,163,972	127,335,314
Earnings per share
Basic earnings per share	($0.85)	$0.75
Diluted earnings per share	($0.96)	$0.74

Sirius International Insurance Group, Ltd.
Return on Common Shareholders’ Equity – Consecutive Quarters

	Three months ended
(Expressed in millions of U.S. dollars)	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Beginning common shareholders' equity	$1,640.4	$1,742.6	$1,784.1	$1,773.0	$1,704.5
Net (loss) income attributable to common shareholders	($98.1)	($137.3)	($2.7)	$6.6	$95.3

Return on beginning common shareholders' equity	-6.0%	-7.9%	-0.2%	0.4%	5.6%

Sirius International Insurance Group, Ltd.
Reserves for Unpaid Losses and Loss Adjustment Expenses

	Three months ended
(Expressed in millions of U.S. dollars)	March 31, 2020	March 31, 2019
Gross beginning balance	$2,331.5	$2,016.7
Less: beginning reinsurance recoverable on unpaid losses	(410.3)	(350.2)
Net loss and LAE reserve balance	1,921.2	1,666.5
Losses and LAE incurred relating to:
Current year losses	422.9	167.3
Prior years losses	4.2	16.6
Total net incurred losses and LAE	427.1	183.9
Foreign currency translation adjustment to net loss and LAE reserves	(21.8)	(3.4)
Loss and LAE paid relating to:
Current year losses	43.1	36.2
Prior years losses	208.0	183.8
Total loss and LAE payments	251.1	220.0
Net ending balance	2,075.4	1,627.0
Plus ending reinsurance recoverable on unpaid losses	444.2	349.3
Gross ending balance	$2,519.6	$1,976.3

Sirius International Insurance Group, Ltd.
Reconciliation of Non-GAAP Financial Measures
Operating (loss) income attributable to common shareholders
The Company uses Operating (loss) income attributable to common shareholders as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its core performance. Operating (loss) income attributable to common shareholders as used herein differs from net (loss) income attributable to common shareholders, which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments, net foreign exchange gains (losses) and the associated income tax expense or benefit. The Company’s management believes that Operating (loss) income attributable to common shareholders is useful to investors because it is more reflective of the Company’s core business, as it removes the variability arising from fluctuations in the Company’s fixed maturity investment portfolio, equity investments trading, investments-related derivatives, and net foreign exchange gains (losses) and the associated income tax expense or benefit of those fluctuations. The following is a reconciliation of net (loss) income attributable to common shareholders to Operating (loss) income attributable to common shareholders:

	Three months ended March 31,
(Expressed in millions of U.S. dollars)	2020	2019
Net (loss) income attributable to common shareholders	($98.1)	$95.3
Adjustment for net realized and unrealized losses (gains) on investments	23.5	(83.0)
Adjustment for net foreign exchange (gains)	(18.5)	(5.1)
Adjustment for income tax (benefit) expense(1)	(7.2)	11.7
Operating (loss) income attributable to common shareholders	($100.3)	$18.9
(1) Adjustment for income tax (benefit) expense represents the income tax (benefit) expense associated with the adjustment for net realized and unrealized losses (gains) on investments and the income tax (benefit) expense associated with the adjustment for net foreign exchange gains. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.

Sirius International Insurance Group, Ltd.
Reconciliation of Non-GAAP Financial Measures

Adjusted book value, Adjusted book value per share, Adjusted tangible book value, and Adjusted tangible book value per share

Adjusted book value, Adjusted book value per share, Adjusted tangible book value, and Adjusted tangible book value per share are non-GAAP financial measures. Adjusted book value and Adjusted book value per share are used to show the Company’s total worth on a per-share basis and are useful to management and investors in analyzing the intrinsic value of the Company. Adjusted tangible book value and Adjusted tangible book value per share are useful to investors because they measure the realizable value of shareholder returns, excluding the impact of goodwill, intangible assets, and net deferred liability on intangible assets.

Adjusted shares outstanding is derived by summing Common shares outstanding, Series B preference shares outstanding, and the earned portion of share-based compensation awards. Adjusted book value is derived by summing Total common shareholders’ equity, the Series B preference share amount reflected in mezzanine equity, and the Earned portion of future proceeds from stock option awards. Outstanding warrants are excluded as they are anti-dilutive as of the respective reporting dates. Adjusted tangible book value is derived by subtracting Goodwill, Intangible assets and Net deferred tax liability on intangible assets from Adjusted book value.

At March 31, 2020, Adjusted book value, Adjusted book value per share, Adjusted tangible book value, and Adjusted tangible book value per share include the earned effects of share-based compensation awards issued during 2019.

Adjusted book value per share is derived by dividing the Adjusted book value by the Adjusted shares outstanding. Adjusted tangible book value per share is derived by dividing Adjusted tangible book value by the Adjusted shares outstanding.

The reconciliation to Total common shareholders’ equity and Book value per common share, the most directly comparable GAAP measures, are presented in the table below.

	March 31,	December 31,
(Expressed in millions of U.S. dollars, except share and per share amounts)	2020	2019
Common shares outstanding	115,299,341	115,299,341
Series B preference shares outstanding	11,901,670	11,901,670
Earned share-based compensation awards, excluding stock options	785,297	629,716
Earned portion of Stock option awards issued	496,508	381,929
Adjusted shares outstanding	128,482,816	128,212,656

Total common shareholders’ equity	$1,474.1	$1,640.4
Series B preference shares	199.6	223.0
Earned portion of future proceeds from stock option awards	6.3	4.9
Adjusted book value	$1,680.0	$1,868.3
Goodwill	(400.8)	(400.8)
Intangible assets	(175.9)	(179.8)
Net deferred tax liability on intangible assets	21.2	22.8
Adjusted tangible book value	$1,124.5	$1,310.5

Book value per common share	$12.78	$14.23
Adjusted book value per share	$13.08	$14.57
Adjusted tangible book value per share	$8.75	$10.22